Exhibit 99.2



                               LEHMAN BROTHERS


                                  Transaction

Date:          7 September, 2006

To:            Countrywide Home Loans, Inc.
               Attention: Documentation Unit


From:          Lehman Brothers Special Financing Inc.
               Confirmations Group
               Kathy Tsang
               Facsimile: (+1) 646-885-9551 (United States of America)
               Telephone: 212-526-9080

Ref. Numbers:  Risk ID: 1292115L / Effort ID: N1043348 / Global Deal ID: 2643788


================================================================================

Dear Sir or Madam:

The purpose of this communication (this "Confirmation") is to confirm the terms and conditions of the transaction (the "Transaction") entered into between Lehman Brothers Special Financing Inc. ("Party A") and Countrywide Home Loans, Inc. ("Party B") on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the "Agreement"). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction".

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.




                    LEHMAN BROTHERS SPECIAL FINANCING INC.
                             LEHMAN BROTHERS INC.
                     745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:

    General Terms:

      Trade Date:               29 August, 2006

      Effective Date:           08 September, 2006

      Termination Date:         25 February, 2012

                                For purposes of the final Calculation Period on the Floating Amounts, Termination Date will be subject to adjustment in accordance with the Following Business Day Convention, and for purposes of the final Calculation Period on the Fixed Amounts, Termination Date will be subject to No Adjustment.

      Notional Amount:          With respect to each Calculation Period, the
                                lesser of (i) the Notional Amount as set forth in Appendix A attached hereto and (ii) the aggregate Certificate Principal Balance of the Reference Assets on or about the 15th calendar day of each month, commencing in the month of September 2006.

      Referenced Assets:        CWABS Inc. Asset-Backed Certificates, Series
                                2006-14, Class 1-A (Cusip: 23243LAA0), Class
                                2-A-1 (Cusip: 23243LAB8), Class 2-A-2 (Cusip:
                                23243LAC6), Class 2-A-3 (Cusip: 23243LAD4),
                                Class M-1 (Cusip: 23243LAE2), Class M-2
                                (Cusip: 23243LAF9), Class M-3 (Cusip:
                                23243LAG7), Class M-4 (Cusip: 23243LAH5),
                                Class M-5 (Cusip: 23243LAJ1), Class M-6
                                (Cusip: 23243LAK8), Class M-7 (Cusip:
                                23243LAL6), Class M-8 (Cusip: 23243LAM4),
                                Class M-9 (Cusip: 23243LAN2) and Class B
                                (Cusip: 23243LAP7).

      Principal Balance:        As reported on Bloomberg Financial Services,
                                Inc. ("Bloomberg"): by entering the Cusip,
                                <Mtge>, type "pdi4", <Go>. If Bloomberg fails
                                to publish the aggregate Principal Balance of the Referenced Assets or the parties fail to agree on the aggregate Principal Balance of the Referenced Assets for any Calculation
                                Period, the aggregate Principal Balance of the Referenced Assets shall be determined by the Calculation Agent pursuant to the Pooling and Servicing Agreement, dated as of 01 August,
                                2006, by and among CWABS, Inc. as depositor, Countrywide Home Loans, Inc. as a seller, Park
                                Monaco Inc. as a seller, Park Sienna LLC as a seller, Countrywide Home Loans Servicing LP as master servicer and The Bank of New York , as trustee.


       Risk ID: 1292115L / Effort ID: 1043348 / Global Deal ID: 2643788

    Floating Amounts:

      Floating Amount Payer:    Party A

      Floating Amount Payer
      Period End Dates:         The 25th calendar day of each month, from and
                                including 25 September, 2006 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day
                                Convention.

      Floating Amount Payer
      Payment Dates:            One (1) Business Day prior to each Floating
                                Amount Payer Period End Date.

      Floating Rate Option:     USD-LIBOR-BBA

      Designated Maturity:      1 month

      Spread:                   Inapplicable

      Floating Rate Day Count
      Fraction:                 Actual/360

      Reset Dates:              The first day of each Calculation Period

    Fixed Amounts:

      Fixed Amount Payer:       Party B

      Fixed Amount Payer Period
      End Dates:                The 25th calendar day of each month, from and
                                including 25 September, 2006 to and including the Termination Date, with No Adjustment of
                                Period End Dates.

      Fixed Amount Payer Payment
      Dates: The 25th calendar day of each month, from and including 25 September, 2006 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

      Fixed Rate:               5.35% per annum

      Fixed Rate Day Count
      Fraction:                 30/360

    Business Days:              New York

    Additional Payment:         Party B shall pay Party A the sum of USD
                                480,000.00 on the Effective Date subject to adjustment in accordance with the Following
                                Business Day Convention.



       Risk ID: 1292115L / Effort ID: 1043348 / Global Deal ID: 2643788

      Additional Provision:

      Netting: With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.

                                Where,

                                Net Payment Amount shall mean, for a
                                Calculation Period, the excess of the larger aggregate amount payable and currently owed by one party over the smaller aggregate amount payable and currently owed by the other party.

    Miscellaneous:

      Calculation Agent:        As stated in the Agreement.

      Office: For the purposes of this Transaction, Party A is not a Multibranch Party, and the Office of Party B is its Head Office.

    Account Details:

      Account Details of
      Party A:                  JPMorgan Chase Bank, New York
                                ABA #: 021000021
                                A/C of Lehman Brothers Special Financing Inc.
                                A/C # 066-143-543
      Account Details of
      Party B:                  To be provided


Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America), Attention:
Confirmations Group.

Yours sincerely,                             Accepted and agreed to:

Lehman Brothers Special Financing Inc.       Countrywide Home Loans, Inc.




By: /s/ Anatoly Kozlov                       By: /s/ Jennifer Shiley Sandefur
    -----------------------                      ------------------------------
Name:  Anatoly Kozlov                        Name:  Jennifer Shiley Sandefur
Title: Authorized Signatory                  Title: Senior Managing Director
                                                    and Treasurer




       Risk ID: 1292115L / Effort ID: 1043348 / Global Deal ID: 2643788

                                           Appendix A

-------------------------   ----------------------   ---------------------
*Calculation                *Calculation
Period from and             Period up to but         Notional Amount
including                   excluding                (in USD)
-------------------------   ----------------------   ---------------------
9/8/2006                    9/25/2006                1,419,958,125
9/25/2006                   10/25/2006               1,405,305,029
10/25/2006                  11/25/2006               1,389,090,489
11/25/2006                  12/25/2006               1,371,334,417
12/25/2006                  1/25/2007                1,352,062,634
1/25/2007                   2/25/2007                1,331,306,877
2/25/2007                   3/25/2007                1,309,104,779
3/25/2007                   4/25/2007                1,286,030,404
4/25/2007                   5/25/2007                1,261,605,375
5/25/2007                   6/25/2007                1,236,572,298
6/25/2007                   7/25/2007                1,210,350,558
7/25/2007                   8/25/2007                1,182,795,080
8/25/2007                   9/25/2007                1,153,981,214
9/25/2007                   10/25/2007               1,124,547,797
10/25/2007                  11/25/2007               1,094,525,911
11/25/2007                  12/25/2007               1,063,975,718
12/25/2007                  1/25/2008                1,033,017,121
1/25/2008                   2/25/2008                1,001,710,315
2/25/2008                   3/25/2008                970,121,102
3/25/2008                   4/25/2008                939,344,795
4/25/2008                   5/25/2008                909,637,314
5/25/2008                   6/25/2008                880,964,241
6/25/2008                   7/25/2008                853,292,013
7/25/2008                   8/25/2008                826,588,186
8/25/2008                   9/25/2008                785,986,205
9/25/2008                   10/25/2008               745,317,333
10/25/2008                  11/25/2008               707,050,026
11/25/2008                  12/25/2008               671,043,679
12/25/2008                  1/25/2009                637,166,227
1/25/2009                   2/25/2009                605,293,620
2/25/2009                   3/25/2009                584,646,920
3/25/2009                   4/25/2009                565,925,357
4/25/2009                   5/25/2009                547,914,375
5/25/2009                   6/25/2009                247,308,207
6/25/2009                   7/25/2009                242,719,978
7/25/2009                   8/25/2009                238,020,038
8/25/2009                   9/25/2009                233,877,596
9/25/2009                   10/25/2009               229,668,411
10/25/2009                  11/25/2009               225,955,754
11/25/2009                  12/25/2009               222,084,823
12/25/2009                  1/25/2010                219,000,182
1/25/2010                   2/25/2010                215,963,293
2/25/2010                   3/25/2010                212,356,575
3/25/2010                   4/25/2010                208,898,090
4/25/2010                   5/25/2010                205,424,343



       Risk ID: 1292115L / Effort ID: 1043348 / Global Deal ID: 2643788

5/25/2010                   6/25/2010                202,084,019
6/25/2010                   7/25/2010                198,731,115
7/25/2010                   8/25/2010                195,548,003
8/25/2010                   9/25/2010                192,656,782
9/25/2010                   10/25/2010               189,643,845
10/25/2010                  11/25/2010               186,911,168
11/25/2010                  12/25/2010               184,000,065
12/25/2010                  1/25/2011                181,645,639
1/25/2011                   2/25/2011                179,332,767
2/25/2011                   3/25/2011                176,632,447
3/25/2011                   4/25/2011                174,092,516
4/25/2011                   5/25/2011                171,559,108
5/25/2011                   6/25/2011                169,041,775
6/25/2011                   7/25/2011                166,118,212
7/25/2011                   8/25/2011                162,421,978
8/25/2011                   9/25/2011                159,338,444
9/25/2011                   10/25/2011               156,357,127
10/25/2011                  11/25/2011               153,831,718
11/25/2011                  12/25/2011               151,251,652
12/25/2011                  1/25/2012                149,001,542
1/25/2012                   02/25/2012               146,909,524

*subject to adjustment in accordance with the relevant Business Day Convention with respect to Floating Amounts only.


       Risk ID: 1292115L / Effort ID: 1043348 / Global Deal ID: 2643788